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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 18, 2000


                             PAINE WEBBER GROUP INC.
             (Exact Name of Registrant as specified in its charter)



   DELAWARE                        NO. 1-7367                  NO. 13-2760086
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



1285 AVENUE OF THE AMERICAS
     NEW YORK, NEW YORK                      10019
    (Address of principal                 (Zip code)
      executive offices)


Registrant's telephone number, including area code:    (212)  713-2000
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Item 5.    Other Events.

           On April 18, 2000, the Registrant released financial information with respect to the three month period ending March 31, 2000. A copy of the press release containing such financial information is included herein as Exhibit 99.1 to this report.


Item 7.    Financial Statements. Pro Forma Financial Information And Exhibits

           (c)   Exhibits

                 99.1 Copy of Registrant's press release which, among other things, reported results for the three month period ending March 31, 2000.
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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PAINE WEBBER GROUP INC.


                                  By: /s/ Jerome T. Fadden
                                      ---------------------------------
                                      Name:  Jerome T. Fadden
                                      Title: Senior Vice President and
                                             Chief Financial Officer


Dated:   April 25, 2000
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                                  EXHIBIT INDEX



ITEM NO.      DESCRIPTION


99.1 Copy of Registrant's press release which, among other things, reported results for the three month period ending March 31, 2000.